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                                                                                                                        EXHIBIT 99.1

                                                    GLOBAL MARINE FLEET STATUS
                                                           as of 10.5.01


                                                                                                                        ADDITIONAL
                                 RATED                                                                    DAYRATE       COMMITMENTS
                                 WATER                                              START    ESTIMATED    (IN           AND OTHER
RIG NAME                         DEPTH      RIG DESIGN     LOCATION      STATUS     DATE     END DATE     THOUSANDS)    INFORMATION*
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JACKUPS
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
  Glomar High Island I              250'   MLT82-SD-C     Gulf of      Available
                                                          Mexico

  Glomar High Island II             270'   MLT82-SD-C     Gulf of      Contracted   late     mid Oct 01   high $40s     Followed by
                                                          Mexico                    Jul 01                              3-month
                                                                                                                        commitment
                                                                                                                        in mid $20s
  Glomar High Island III            250'   MLT82-SD-C     Gulf of      Available
                                                          Mexico

  Glomar High Island IV             250'   MLT82-SD-C     Gulf of      Available
                                                          Mexico

  Glomar High Island V              270'   MLT82-SD-C     DRC          Contracted   mid      mid Jan 02   high $60s     Followed by
                                                                                    Sep 01                              3-month
                                                                                                                        contract in
                                                                                                                        low $60s

  Glomar High Island VII            250'   MLT82-SD-C     Cameroon     Contracted   mid      mid Dec 01   low $60s
                                                                                    Jun 01

  Glomar High Island VIII           250'   MLT82-SD-C     Gulf of      Contracted   mid      mid Nov 01   high $30s
                                                          Mexico                    Sep 01

  Glomar High Island IX             250'   MLT82-SD-C     Nigeria      Contracted   early    early Jan    high $50s
                                                                                    Jul 01   02

  Glomar Main Pass I                300'   F&GL780-II     Gulf of      Contracted   mid      mid Dec 01   low $60s
                                                          Mexico                    Jun 01

  Glomar Main Pass IV               300'   F&GL780-II     Gulf of      Contracted   early    late Oct     low $40s
                                                          Mexico                    Aug 01   01

  Glomar Adriatic I                 300'   MLT116-C       Gabon        Contracted   mid      late Oct     mid $60s      Followed by
                                                                                    Aug 01   01                         1-month
                                                                                                                        contract in
                                                                                                                        high $70s

  Glomar Adriatic II                328'   MLT116-C       Gulf of      Contracted   mid      late Dec     mid $50s
                                                          Mexico                    Aug 01   01

  Glomar Adriatic III               328'   MLT116-C       Gulf of      Contracted   late     mid Oct 01   low $60s
                                                          Mexico                    Jul 01

  Glomar Adriatic IV                328'   MLT116-C       Gulf of      Contracted   late     late Dec     mid $50s
                                                          Mexico                    Jul 01   01

  Glomar Adriatic V                 300'   MLT116-C       Nigeria      Contracted   early    early Oct    high $60s     Currently
                                                                                    Apr 01   01                         negotiating
                                                                                                                        dayrate for
                                                                                                                        next 6-month
                                                                                                                        period

  Glomar Adriatic VI                225'   MLT116-C       UK North     Contracted   early    early Feb    mid $50s
                                                          Sea                       Aug 01   02

  Glomar Adriatic VII               328'   MLT116-C       Trinidad     Contracted   early    mid May 02   high $40s
                                                                                    Jul 01

  Glomar Adriatic VIII              328'   MLT116-C       Nigeria      Contracted   early    early Oct    high $60s     Currently
                                                                                    Apr 01   01                         negotiating
                                                                                                                        dayrate for
                                                                                                                        next 6-month
                                                                                                                        period

  Glomar Adriatic IX                328'   MLT116-C       Nigeria      Contracted   mid      mid Oct 01   high $70s     Followed by
                                                                                    Aug 01                              1-month
                                                                                                                        contract in
                                                                                                                        mid $70's;
                                                                                                                        followed by
                                                                                                                        2-month
                                                                                                                        commitment
                                                                                                                        in low $70s;
                                                                                                                        followed by
                                                                                                                        5-month
                                                                                                                        contract in
                                                                                                                        low $70s

  Glomar Adriatic X                 328'   MLT116-C       Gulf of      Contracted   early    mid Oct 01   high $40s
                                                          Mexico                    Oct 01

  Glomar Adriatic XI                225'   MLT116-C       UK North     Contracted   early    early Dec    low $50s      Followed by
                                                          Sea                       Oct 01   01                         2-month
                                                                                                                        contract in
                                                                                                                        mid $50s

  Glomar Baltic I                   375'   MLT SUPER300   Trinidad     Contracted   mid      mid Mar 02   high $70s
                                                                                    Sep 01

  Glomar Labrador I                 300'   CFEMT-2000-C   Trinidad     Contracted   early    late Apr     mid $40s
                                                                                    Oct 01   02
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SEMISUBMERSIBLES
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  Glomar Arctic I                 3,400'   F&GL-907       Gulf of      Contracted   late     early Jul    high $130s
                                                          Mexico                    Jun 01   02

  Maersk Jutlander                1,200'   F&GL-907       Norway       Contracted   mid      mid Mar 02   mid $120s
                                                                                    Sep 01

  Glomar Arctic III               1,800'   F&GL-907       UK North     Contracted   early    early Oct    mid $40s      Followed by
                                                          Sea                       Apr 01   01                         8-month
                                                                                                                        contract in
                                                                                                                        mid $50s

  Glomar Arctic IV                1,800'   F&GL-907       UK North     Contracted   early    early Mar    mid $60s
                                                          Sea                       Mar 01   02

  Glomar Celtic Sea               5,750'   F&GL-907       Gulf of      Contracted   mid      early Nov    mid $130s     Followed by
                                                          Mexico                    Aug 01   01                         1 1/2-month
                                                                                                                        contract in
                                                                                                                        low $130s

  Glomar Grand Banks              1,500'   AKER H-3.2     UK North     Contracted   late     mid Jan 02   high $80s     Followed by
                                                          Sea                       Aug 01                              3-month
                                                                                                                        commitment
                                                                                                                        in high $70s
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DRILLSHIPS
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  Glomar C.R. Luigs               9,000'   GMDC           Gulf of      Contracted   late     late Dec     mid $210s     Under
                                                          Mexico                    Jul 01   01                         contract to
                                                                                                                        mid 2003

  Glomar Explorer                 7,800'   GMDC           Gulf of      Contracted   mid      late Oct     high $150s    Under
                                                          Mexico                    Feb 01   03                         contract to
                                                                                                                        late 2003

  Glomar Jack Ryan                8,000'   GMDC           Gulf of      Contracted   early    late Dec     low $220s     Under
                                                          Mexico                    Jun 01   03                         contract to
                                                                                                                        late 2003

  Glomar R.F. Bauer               2,750'   GMDC           Nigeria      Contracted   early    late Jan     high $80s
                                                                                    Oct 01   02
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
*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.
There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.
In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.